Exhibit 10.2

North American Fleet, Lease & Remarketing Operations	1680 Executive Plaza Dr. Regent Court Bldg., 6N-1A Dearborn, MI 48126 October 1, 2012

To:  Mike Schmidt, Senior Vice President – Fleet Services
       Avis Budget Car Rental, LLC

 Subject: Avis Budget Car Rental 2013 Model Year Program Letter

This Avis Budget Car Rental, LLC 2013 Model Year Program Letter (the "Program Letter") will confirm the agreement reached between Avis Budget Car Rental, LLC ("ABCR"), its affiliates and all entities it controls and Ford Motor Company ("Ford"), (the "Parties"), regarding purchases by ABCR of Ford vehicles, which include any new and unused passenger cars, vans or trucks bearing the marks "Ford" or "Lincoln" as from time to time are offered for sale by Ford in the United States to Ford Dealers ("Ford Vehicles") for the 2013 Acquisition Year.  "Acquisition Year" ("AY") is defined as May 17, 2012 (beginning with the 2013 model year Mustang and Flex), through June 30, 2013, and includes 2013 MY and 2014 MY Ford Vehicles purchased by ABCR during that time, unless both parties mutually agree to conclude the AY sooner.   Exceptions to the AY are summarized in Attachment VII "Volume Adjustments" attached hereto and incorporated herein.  The Parties agree that each month, ABCR shall prepare and submit to Ford during the last week of the month, an updated requested production plan by week and by month, for the entire AY.

Other than those items specifically identified in this Program Letter, all terms and conditions announced in related communications from Ford to ABCR, Ford's 2013 Model Daily Rental Repurchase Program and Ford's 2013 Model Daily Rental Long Term Risk Program, (the "Program Communications") control.  Terms used in this letter that are defined in such Program Communications shall have the meaning set forth in the Program Communications unless a contrary definition is provided in this Program Letter in which case the definition in this Program Letter shall prevail.  “Ford Dealer” is defined as an independent entity in the United States authorized by Ford to sell new Ford Vehicles under one or more dealer sales and service agreements.

The Parties hereto acknowledge and agree that this Program Letter, and the Program Communications relating to the acquisition by ABCR or its affiliates from Ford, and the repurchase by Ford, of Ford Vehicles, shall constitute a single contract among the Parties for all purposes, including in the event of a bankruptcy filing by any of the Parties.

This Program Letter and all of the enhancements apply to the 2013 Acquisition Year as defined herein.  The terms and conditions contained in this Program letter are offered to meet competitive offers and promote the selection of Ford and Lincoln products.  This Program Letter contains the entire agreement between Ford and ABCR with respect to the subject matter hereof and supersedes any prior agreements and understanding, written or oral.  This Program Letter may only be changed by writing signed and delivered by the duly authorized representatives of ABCR and Ford.

Like Kind Exchange Notification
Ford is hereby notified that (ABCR) and its subsidiaries, AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC (“Avis”) and Budget Rent A Car System, Inc. (“Budget”), have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended.  As such, ABCR, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with Ford for the purchase of replacement Vehicles and/or the repurchase of relinquished Vehicles.  This notification will apply to all future purchases of replacement Vehicles and/or the repurchases of relinquished Vehicles unless specifically excluded in writing.

Purchase Volume
ABCR agrees to purchase for use in or in support of operations at ABCR locations a Minimum Annual Volume of [REDACTED] Ford Vehicles from the Ford Dealers of their choice in the United States ("Minimum Annual Volume").  ABCR agrees to order [REDACTED] of the [REDACTED] Ford Vehicles from Ford for production prior to December 15, 2012.  ABCR agrees to purchase Ford Vehicles in the mix outlined on Attachment I “Program Volume” attached hereto and incorporated herein.

In consideration of the obligations undertaken by ABCR, Ford shall cooperate with Ford Dealers with whom ABCR negotiates the purchase of Ford Vehicles (consistent with the sales and service agreements between Ford and Ford Dealers) to make reasonable allocations of Ford Vehicles available for resale to ABCR.  ABCR understands and agrees that production loss attributable to (a) shortage or curtailment of material, labor, transportation, or utility service; (b) any labor or production difficulty; (c) any governmental action; and/or (d) any cause beyond the reasonable control of Ford may affect vehicle volumes and may result in lower volume deliveries and/or delays in deliveries.  In any such event(s), Ford shall notify ABCR in a timely fashion and, if applicable, shall provide ABCR with an estimate as to the times(s) of any delays in such deliveries.

Ford will use commercially reasonable efforts to achieve the mix outlined in Attachment A herein, and ABCR recognizes that the mix could change and that any such changes to the mix shall be changes determined necessary by Ford to accommodate changes to the Ford Vehicle production plans.  ABCR acknowledges and agrees that it is possible that future demand for Ford Vehicles for retail sales in the United States could be at levels that may limit the allocation of such Vehicles available to fleet buyers such as ABCR.  In the event Ford is unable to deliver the Minimum Annual Volume and to the extent such shortfall/delay is not due to causes beyond Ford's reasonable control as set forth above, Ford agrees to work with ABCR to find a commercially reasonable solution.

Risk Program
ABCR agrees that of the [REDACTED] Ford Vehicles it purchases during the 2013 Acquisition Year, [REDACTED] will be Ford Risk Vehicles, as outlined on Attachment I “Program Volume”.  [REDACTED]  Vehicle mix and incentives are outlined on Attachment I “Program Volume and on Attachment II "Risk Incentives 13 MY and Attachment III "Risk Incentives 14 MY " attached hereto and incorporated herein.

The following early 2014 MY Vehicles are planned to be offered as part of the 2013 AY: Fiesta, Mustang, Edge, Flex, MKX, and MKT.  [REDACTED]  Incentives have not been determined on these 2014 models and ABCR has the option of ordering [REDACTED] subject to its agreement above.

All Risk Vehicles must be ordered with Fleet Identification Number ("FIN") and option code 56K.  Risk Vehicle incentive payments will be made monthly through the automated competitive allowance payment system.  All Risk Vehicles [REDACTED] with the exception of any equipment changes or reconfigurations that affect the price.

Any 2013 MY Risk vehicle ordered prior to July 1, 2012 will be paid within the 2012 automated competitive allowance payment system (this system uses a 6/30 cutoff date for vehicles designated as early introduction vehicles).  Vehicles ordered prior to July 1, 2012 that are part of the 13 AY, are set forth on Attachment VIII “Incentive reconciliation” attached hereto and incorporated herein.  Note that [REDACTED] 2013 MY Edges and [REDACTED] 2013 MY Escapes had a program-over-program incentive increase of [REDACTED] per vehicle -- this increase will be paid through RIPS.

Guaranteed Auction Value ("GAV") Program Description
Ford and ABCR agree that the terms and conditions of the GAV Program shall be the same as the terms and conditions set forth in the 2013 Model Daily Rental Repurchase Program as amended by this Program Letter, except as follows:

a.           All references to "Repurchase" or "Repurchase Program" shall be deleted and replaced by "Guaranteed Auction Value," "GAV" or "Guaranteed Auction Value Program."  The terms "Guaranteed Auction Value" and "GAV" shall have the same meaning and shall be used interchangeably.

b.           The GAV shall be equal to the Repurchase Settlement Amount as defined in the Repurchase Programs and will be paid to ABCR in two separate transactions:  (1) the first payment will consist of Net Auction Proceeds and be paid by the Ford Sponsored Auction to ABCR as directed by ABCR; and (2) the second payment will consist of a GAV Supplement Amount ("GAVSA") to be paid by Ford on the Wednesday of the week following the sale of vehicles at the Ford Sponsored Auction.  The GAVSA shall be determined by calculating the GAV, deducting net auction proceeds and adding the interest reimbursement amount set forth below.

c.           To reimburse ABCR for [REDACTED] held for sale at Ford Sponsored Auctions more than [REDACTED] from Acceptance Date, [REDACTED] will be included in the GAVSA as follows:

•	[REDACTED] Days [REDACTED]
•	[REDACTED] Days [REDACTED]
•	[REDACTED] Days [REDACTED]

d.	Title to GAV vehicles will remain in the name of ABCR until the auction sale date at which time ABCR will transfer title, or cause title to be transferred, to the purchasing dealer.

e.
On the [REDACTED] day after the Acceptance Date, vehicles not sold at a Ford Sponsored Auction will be repurchased by Ford and Ford will pay ABCR the Repurchase Settlement Amount set forth in the applicable Ford Repurchase Program for such model year.  In addition to the Repurchase Settlement Amount, Ford will also [REDACTED] set forth herein.

f.	Notwithstanding anything to the contrary in the Program Communications, as of the date of this Program Letter, Ford shall be under no obligation to repurchase vehicles except as set forth herein.

g.	Except as specifically amended herein, all other terms and conditions in the 2013 Model Daily Rental Repurchase Program remain in effect.

GAV Program
ABCR agrees that of the [REDACTED] Ford Vehicles it purchases during the 2013 Acquisition Year [REDACTED] will be subject to the Ford GAV program, as outlined on Attachment I “Program Volume” attached hereto and incorporated herein.  [REDACTED]  Of the [REDACTED] GAV Vehicles, [REDACTED] are anticipated to be 2014 early model year Vehicles.  If ABCR would like to decrease the number of 2014 MY GAV Vehicles and increase Risk Vehicles by the same amount, this will be subject to mutual agreement.  Vehicle mix and incentives are outlined on Attachment I "Program Volume and on Attachment II "Risk Incentives13MY and Attachment III "Risk Incentives 14 MY " attached hereto and incorporated herein.

As part of the ABCR GAV Program, Ford agrees to enhance the 2013 Model Repurchase Program with the following items described below.  The ABCR Guaranteed Auction Value Program details are outlined on Attachment IV "GAV Program Detail” and Attachment V "GAV Depreciation Rates" attached hereto and incorporated herein.
•	[REDACTED]

•	ABCR GAV volume will be ordered as 100% Days-In-Service Program 56Z (less any HI Vehicles 56G).

Ford expects the following early 2014 MY Vehicles to be offered as part of the 2013 AY GAV Program: Fiesta, Mustang, Edge, Flex, MKX, MKT.  These 2014 MY Ford vehicles [REDACTED] and are subject to incentive level changes.  [REDACTED]

[REDACTED] as outlined on Attachment V “GAV Depreciation Rates” attached hereto and incorporated herein.  This payment will be made through [REDACTED] following the sale date.  [REDACTED] when the Ford Vehicle is returned.

[REDACTED] Agreement
ABCR agrees that so long as it purchases Ford Vehicles that are subject to Ford's GAV Program and/or Ford's Repurchase Program, at Ford's request, ABCR will enter into an [REDACTED] Agreement in which [REDACTED]  Each such agreement will provide that the parties will [REDACTED] in their federal, state and local income tax returns.

Days-In Service Program – Order Code 56Z (Overall Description)
•
The 2013 Days-In-Service Program details are outlined on Attachment IV "GAV Program Detail" attached hereto and incorporated herein.  Rates are outlined on Attachment V "GAV Depreciation Rates".   As detailed in the 2013 Model Daily Rental Repurchase Program (page 8), the Ford Mustang continues to be the only Ford Vehicle that has a surcharge applied to the monthly depreciation rate based on the month of vehicle acceptance.  Once vehicles are delivered, order code 56Z is not transferable to other programs.

•
As outlined on Attachment V "GAV Depreciation Rates" attached hereto and incorporated herein, [REDACTED] remain unchanged.  The [REDACTED] which can be claimed within a tier.  If the [REDACTED] the vehicle will be [REDACTED] regardless of days-in-service.

[REDACTED]
•	[REDACTED]
•	[REDACTED]
•	[REDACTED] are set forth on Attachment VI [REDACTED] attached hereto and incorporated herein.
•	Any Ford vehicle tendered for sale/repurchase, and rejected for any reason, [REDACTED]
•	Vehicles must be ordered as GAV with order code 56 G or 56 Z.
•	[REDACTED] VINs must be submitted through Ford's fleet website after January 4, 2013.
•	[REDACTED] must be submitted prior to the vehicle exceeding the Maximum-Out-of-Service-Date (MOSD).
•	[REDACTED] submitted prior to the 15th of the month will [REDACTED] at the end of the month; [REDACTED] submitted after the 15th of the month will [REDACTED] at the end of the next month.
•	[REDACTED] that are made in error can be reversed but will be charged [REDACTED] per annum interest from the claim date to the repayment date.

Post Acceptance Chargeback
•	If Ford accepts a returned Ford vehicle, the vehicle will not be subject to future chargeback for undetected issues except for oil sludge and title issues.

[REDACTED]
ABCR and Ford agree that the Minimum Volume represents a significant percentage of the ABCR vehicle rental fleet and that if [REDACTED].

Confidentiality
This Program Agreement, or any part of the contents hereof, and all records, statements and matters relating hereto including information obtained or provided, including information related to Ford’s vehicle cycle plans, future products and related activities, shall be treated as confidential and each of the parties shall take or cause to be taken the same degree of care in preventing disclosure of the Confidential Material as it does with its own confidential trade or business information, including ensuring that any employees, vendors or suppliers that obtain or have access to such Confidential Material also maintain the same level of confidentiality.  Further, except as may otherwise be required by law or by subpoena or civil investigative demand, neither party shall provide the Confidential Material, or any part thereof, to any other person or legal entity, including vendors and suppliers, without the prior written consent of the other, which consent shall not be withheld unreasonably. In disclosing the Confidential Material to any person or legal entity, the disclosing party will impose on the receiving party the same degree of confidentially and care that the parties have undertaken in the first sentence of this Section or, in the case of Confidential Material supplied to any person or governmental agency pursuant to subpoena or civil investigative demand, requirement of the Securities and Exchange Commission or similar request, the disclosing party will seek an appropriate protective order or confidential treatment, and will use its best efforts to assure that the receiving party or entity returns all copies of all the Confidential Material that shall have been furnished to it, promptly after the receiving party or entity shall have completed its required analysis or review of such Confidential Material.

Illegality of Agreement
If any provision of this Program Agreement is rendered invalid, illegal or unenforceable by enactment of a statute or a final decision by a court or governmental agency of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired.

Michigan Law
This Program Agreement shall in all respects be governed by and be construed in accordance with the laws of the State of Michigan without giving effect to the principles of conflicts of laws thereof.  Any litigation regarding this Program Agreement shall be brought only in the United States District Court in Detroit, Michigan.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any such litigation in that Court, and agree not to plead or claim that such litigation has been brought in an inconvenient forum.    Neither party shall be liable for any special, incidental, consequential or punitive damages caused by or arising out of any performance or non-performance of this Agreement.

Failure to Perform due to Strike, etc Excused
Other than as to payment obligations, if the failure of either party to fulfill its obligations within the time periods set forth in this Agreement, arise because of circumstances such as acts of God, acts of government, floods, fires, explosions, accidents, strikes or other labor disturbances, wars, civil insurrection, sabotage, nuclear or environmental disaster or other similar circumstances wholly outside the control of the defaulting Party (collectively, “Force Majeure Event”), then such failure shall be excused hereunder for the duration of such Force Majeure Event.  In the event a Force Majeure Event continues for more than thirty calendar days, or a mutually-recognized significant reduction in air travel occurs, the parties will commence negotiations in an effort to agree on modifications to this Program Agreement permitting both parties to continue without substantial penalty.

Counterparts
This Program Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

Waivers and Extensions
The parties to this Program Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, signed by such party, and specifically refers to this Agreement.  Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred.  Any waiver may be conditional.  No waiver of any breach of any agreement or provision will be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision.  No waiver or extension of time for performance of any obligations or acts will be deemed a waiver or extension of the time for performance of any other obligations or acts.

Notices
Any notice, consent, approval or other communication required or permitted hereunder shall be in writing, shall be transmitted given by registered or certified United States Mail or by express mail courier service, and shall be deemed given when deposited in the mail, postage prepaid and addressed as follows:

Ford Motor Company, Regent Court Building
16800 Executive Plaza Drive
Dearborn, MI  48126
Attention: Rental Manager, Rental, Lease and Remarketing Operations

Recap of 2013 AY Attachments
Attachment I	Program Volume
Attachment II	Risk Incentives2013 MY
Attachment III	Risk Incentives 2014 MY
Attachment IV	GAV Program Detail
Attachment V	GAV Depreciation Rates
Attachment VI	[REDACTED]
Attachment VII	Volume Adjustments
Attachment VIII	Incentive Reconciliation

Please concur by signing below signifying ABCR's acceptance of the 2013 Program Letter.  By executing this Annual Program Letter ABCR certifies that Ford's Fleet Program [REDACTED]

Sincerely, /s/ Susan Kizoff
Susan Kizoff, Rental Manager

Agreed:

Avis Budget Car Rental, LLC /s/ Mike Schmidt	11-07-12
Mike Schmidt, Senior Vice-President – Fleet Services	Date

Ford Motor Company Concurrence: /s/ Ken Czubay	10-8-12
Ken Czubay, V.P. Sales & Marketing	Date

Attachement I
Ford Motor Company / Avis Budget Car Rental

2013 PROGRAM YEAR
PROGRAM VOLUME

		RISK VOLUME	TOTAL VOLUME	Memo:
	FORD	Ford	Ford	Cum Dec.
	GAV	Risk b/	Total	Delivery
Cars
Fiesta d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Focus d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Conv	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Taurus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Hybrids
C-MAX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
C-MAX Energi (Plug-In-Hybrid) a/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion Energi (Plug-In-Hybrid) a/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Cross Overs
Edge d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Flex	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKT Town Car d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

SUVs
Escape d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Explorer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Expedition d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Navigator	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Ford Trucks
F150	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Super Duty	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Econoline Wagon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Early Entry 2014 MY Vehicles b/
Fiesta (3/11/13)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Conv (1/14/13)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Coupe (1/14/13)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Edge (5/6/13)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKX (5/6/13)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Flex (5/6/13)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKT (5/6/13)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Total	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Memo:
% of Total	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2013 MY	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2014 MY	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

2012 Fusions substituted for 13 MY c/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 Navigators substituted for 13 MY c/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
TOTAL with 2012s	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

--------------------------------------------------------------------------
a/ Not available until 2013 CY
b/ Job 1 dates subject to change
c/ 2012 MY vehicles accepted in lieu of 2013 MY to take advantage of early production paid within 2012 Program with 2012 PY incentives
d/ [REDACTED] added 9=26-12, all paid additional $250 through RIPS, Repurchase 1-15-13 In-Service Date (see attachment VII for vehicle line detail)

ATTACHMENT II

Ford Motor Company
2013 Program Year
Avis Budget Car Rental

Risk Program a/ b/

Risk Payment Detail (Requires Order Code 56K)

Incentive Break-Down c/
			Total	Series	Option	Rapid	Total	Off-	FIMPS
	13 Model Year Vehicles & Minimum Specs		Volume	Code	Code	Series	Payment	Invoice	Payment

	[REDACTED]	d/	[REDACTED]	P4E		200A	[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	P3F		200A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	P3F		201A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	P3K		200A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	P3K		201A	[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]		43M		[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	POH		203A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	POH		205A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	POK or POD		400A	[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]		13B		[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	P8A		201A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	P8C		400A	[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	P8E		201A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	d/	[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	P2F or P2J			[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	UOH	99X	300A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	U9H	99X	300A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	UOH	999	300A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	U9H	999	300A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]		43M		[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	K3K		300A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	K4K		300A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]		64B		[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	d/	[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	K5C		202A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	K5D		300A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	K6D		302A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]	d/	[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	K7D		202A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	K8D		202A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	K7F		300A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	K8F		300A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]		439		[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]		642		[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	U1H		200A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	U1J		200A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	U1H		201A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	U1J		201A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]			K1H, K1J,		200 or 201A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	W1C		300A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]			W1E			[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	W1E		900A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]				[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	All		All	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	All		All	[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	E3B		713A	[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	L2G/L2J		100A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	L2G/L2J		101A	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]	L2G/L2J		102A	[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]	d/	[REDACTED]	J6J, J8J		All	[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	All		All	[REDACTED]	[REDACTED]	[REDACTED]
	[REDACTED]		[REDACTED]		43M		[REDACTED]	[REDACTED]	[REDACTED]

	[REDACTED]		[REDACTED]	TBD			[REDACTED]	[REDACTED]	[REDACTED]

	Total Risk Volume		[REDACTED]
	2014 MY Planned as Risk		[REDACTED]

	Total Risk		[REDACTED]

a/	[REDACTED]
b/	Any changes must be mutually agreed
c/	[REDACTED]
d/	2014 model early entry incentives TBD: Fiesta, Mustang, Edge, MKX, Flex, MKT
e/
 2013 MY (Mustang, Taurus, MKS, Edge, MKX, Flex, MKT, Escape and Explorer) ordered as part of the 2013 Program prior to 7/1/12 will be paid under the 2012 Program with 2012 incentives - Incentives will be "Trued-up" and paid through RIPS - Volume is detailed on Att VIII

Attachment III

Ford Motor Company

2013 Program Year
Avis Budget Car Rental

Risk Incentives for 2014 MY Vehicles in the 2013 PY

Risk Payment Detail (Requires Order Code 56K)

							b/	c/
							National	FIMPS	Total Value
				Series	Option	Rapid	Fleet	Enhanced	Risk
	14 Model Year Vehicles & Minimum Specs	a/	Volume	Code	Code	Series	Incentive	Incentive	Payment

	Fiesta		[REDACTED]						[REDACTED]

	Mustang		[REDACTED]						[REDACTED]

	Edge		[REDACTED]						[REDACTED]

	Flex		[REDACTED]						[REDACTED]

	MKX		[REDACTED]						[REDACTED]

	MKT		[REDACTED]						[REDACTED]

	Total Risk Volume		[REDACTED]						[REDACTED]

a/	[REDACTED]
b/	[REDACTED]
c/	Paid via FIMPs monthly.

Attachment IV

Ford Motor Company / Avis Budget Car Rental

2013 Program Year
GAV PROGRAM DETAIL

DAYS-IN-SERVICE PROGRAM DETAILS
			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

In-Service & Ordering Requirements

²	Months-In-Service		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

²	Days in Service		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

²	GAV Order Code		56Z	56Z	56Z	56G

²	Tier Distribution (max % per Tier per VL)	a/

	Base Vehicles		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	Seasonal Vehicles		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	Specialty Vehicles		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Volume, Depreciation and Vehicle Lines

²	Base Depreciation Rates		See Program Summary / Dep Rates

²	Depreciation Return Surcharge	b/	Mustang Only	Mustang Only	Mustang Only	N/A

²	4th Quarter Production (Cum-Dec)	c/	[REDACTED]

Return Restrictions

²	No Acceptance Dates	d/	Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Thursday & Friday, and 12-21-12 thru 1-01-13

²	Max OSD 180 Day Extension	e/	N/A	N/A	$15/day plus deprec.	$15/day plus deprec.

Mileage

²	Econoline Wagon / Flex		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

²	[REDACTED]	f/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

²	All Other Vehicles		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

²	Excess Mileage Penalty		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

[REDACTED]

²	[REDACTED]		Eligible (not to exceed 10% by vehicle line)

²	[REDACTED]		[REDACTED]

Turn In Standards

²	Shipping Costs		N/A	N/A	N/A	$200

²	Hawaii	g/	N/A	N/A	N/A	10 days

²	Deductible		$500

²	Express Sign-Off		$100

²	All other standards and procedures provided in the 2013 Program Year Daily Rental Repurchase Program Announcement

a/
Seasonal Vehicles:  [REDACTED] is exceeded vehicle will be paid [REDACTED].  For example once [REDACTED] have been returned the next vehicle turned in (regardless of age) will be charged a minimum of [REDACTED] months depreciation.

b/	Mustang return surcharge applies as outlined in 2013 Model Daily Rental Repurchase Program (page 8)

c/	4th quarter production must be prioritized for production no later than December 14, 2012 (does not include 2012 MY vehicles)

d/	Refer to 2013 Model Daily Rental Repurchase Program (page 12)

e/	To keep vehicles from rejecting, there is a 180 day extension past Max out of Service Date at $15 per day plus normal depreciation - available on Tier 3 and HI only.

f/	[REDACTED]

g/	The out-of-service date for Hawaii vehicles will be the date the vehicle is accepted at the designated marshalling area plus 10-days

Attachment V

Ford Motor Company / Avis Budget Car Rental

2013 Program Year Updated

GAV DEPRECIATION RATES

2013 GAV a/

		Mthly Depreciation Rates b/				Other
		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MIS		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Base Vehicles
% by tier by vehicle line DNE	d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fiesta		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Focus		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Coupe	e/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Taurus		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Taurus Q4 Program	f/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Escape		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKZ		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKS		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKS Q4 Program	f/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKX		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Navigator		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Seasonal Vehicles
% by tier by vehicle line DNE	g/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Convertible		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Edge		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Flex		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Explorer		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Expedition		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Specialty Vehicles	h/
% by tier by vehicle line DNE		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
F150 Super Crew		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Econoline Van		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Econoline Wagon		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	j/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
C-Max and Fusion Hybrid		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
C-Max and Fusion Energi		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

a/ GAV vehicles are price protected to the level in effect at the date of order receipt

b/ Rates apply to 2013 MY and 2014 Early Intro vehicles listed on Attachment I

c/ [REDACTED]

d/ [REDACTED] of total repurchase by vehicles line) vehicle will be [REDACTED] and the minimum months charged will be [REDACTED] months.

e/ Subject to additional depreciation charges depending on return acceptance date according to Mustang Return Surcharge. See 2013 Rental Repurchase Program.

f/  Special Q4 Program:  [REDACTED] ordered for November production and [REDACTED] ordered for Nov-Dec production (VINs will be identified).  ABG will select [REDACTED] vehicles to turn in with a minimum of [REDACTED] Months in Service - [REDACTED]

g/ [REDACTED]

h/ F150 and Econoline do not have [REDACTED]

j/ [REDACTED]

Attachment VI

Ford Motor Company / Avis Budget Car Rental

2013 Program Year

[REDACTED] a/

13 MY Eligible Vehicles b/	[REDACTED] c/
	Spec A	Model	Spec B	Model
Cars
Fiesta	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Focus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Convertible	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Taurus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
C-Max Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

CROSS OVERS

Edge	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Flex	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKT (incl. Town Car)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

SUV's
Escape	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Explorer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Expedition & Expedition EL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Navigator & Navigator L	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

TRUCKS

F-Series Super Crew	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
E-Series -- Wagon d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
E-Series -- Van	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

a/	Vehicle must be an eligible GAV vehicle for [REDACTED]. If payment is made the vehicle is ineligible for future GAV return.

b/	Vehicle is ineligible for [REDACTED] after MOSD
[REDACTED] of any one vehicle line repurchase volume

c/	[REDACTED] apply to 2013 MY in the 13 PY; 2014 [REDACTED] are TBD

d/	[REDACTED]

Attachment VII

2013 Program Year
Avis Budget Car Rental

VOLUME ADJUSTMENTS

	A/	B/		ADJUSTMENTS							C/
	Start Date	#'s not in		1						TOTAL	Program
FULL PROGRAM YEAR	Corporate*	weekly rpt	Base	9/26/12						VOLUME	End Date

CARS

FIESTA TOTAL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2013	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2014	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

FOCUS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

FUSION	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2012	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2013	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

TOTAL MUSTANG CONV	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2013	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2014	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

TOTAL MUSTANG COUPE	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2013	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2014	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

TAURUS TOTAL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

MKZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

MKS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

HYBRIDS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
C-Max Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
C-Max Energi	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
Fusion Hybrid	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

CROSSOVERS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

EDGE TOTAL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2013	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2014	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

MKX TOTAL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2013	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2014	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

FLEX TOTAL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2013	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2014	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

MKT TOTAL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2014	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

SUVS & TRUCKS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

ESCAPE	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

EXPLORER	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

EXPEDITION	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

NAVIGATOR	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2012	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
2013	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

F-150	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

F-SERIES Super Duty	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

ECONOLINE WAGON	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

Grand Total		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

NOTES:
A/ 2013 models included beginning with the date noted; if no date all 13 MY is included
B/ Volume to add to Ford Weekly reports (ordered prior to 7/1/11)
C/ Early Entry 2014 models are included in this program up to the date listed
1: [REDACTED]; Additonal $250 per vehicle paid through RIPS; Repurchase delayed in-service date of 1/15/13

Attachment VIII
Ford Motor Company / Avis Budget Car Rental

2013 PROGRAM YEAR
PAYMENT RECONCILIATION a/

Vehicle Line/ Series		Start Date	Vehicle Counts est.			Incentive Impact y-o-y
b/
			Risk	GAV	Total	2012	2013	13 h/(L) 12
EDGE	c/	5/17/2012	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
K3K			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
K4K			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

ESCP		6/1/2012	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
U0H 999 (2.0L engine)	c/		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
U0H 99X (1.6L engine)	d/		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
U9H 999 (2.0L engine)	c/		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
U9H 99X (1.6L engine)	d/		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

EXPL	d/	5/18/2012	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
K7F			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
K8D			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
K8F			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

FLEX	d/	5/17/2012	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
K5C SEL FWD			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
K5D Lmtd FWD			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
K6D Lmtd AWD 302 Ecoboost			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

FSTA	d/	All Fiesta	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

MKS		6/7/2012	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

MKT		6/13/2012	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

MKX	d/	6/8/2012	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

MUST		5/17/2012	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
P8A	d/		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
P8E	d/		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

TAUR		6/1/2012	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Grand Total			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

a/ ABG Vehicles orderd prior to July 1, 2012 that are part of the 2013 Program and should be paid 13 PY Incentives
b/ Reconciliation payment will be paid [REDACTED]
c/ Early orders that will be paid within the 2012 PY [REDACTED]
d/ Early orders that will be paid within the 2012 PY and do not need reconciliation